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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 26, 1999 included in Davox Corporation's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.

                            /s/ Arthur Andersen LLP
                            ARTHUR ANDERSEN LLP









Boston, Massachusetts
July 20, 1999